SECURITIES AND EXCHANGE COMMISSION
         Washington, D.C.  20549


               Form 8-K/A



         Amendment No. 1 to the Form 8-K Current Report
         Filed on February 22 , 1994


         Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934



         ROCKEFELLER CENTER PROPERTIES, INC.

         (Exact name of registrant as specified in its charter)


          Delaware                1-8971               13-3280472
         (State or other       (Commission File        (IRS Employer
         jurisdiction)             Number)         Identification No.)


         1270 Avenue of the Americas, New York, N.Y.  10020
         (Address of Principal executive offices)      (Zip Code)


         Registrant's telephone number, including area code:
             (212) 698-1440







         The purpose of this Amendment No. 1 is to amend the Cash Flow Pro Forma Charts appearing on two unnumbered pages between pages 56 and 58 of Item 7, Exhibit 28.10 as previously reported on the Form 8-K Current Report filed on February 22, 1994.


         Amendment No. 1



                 The undersigned registrant hereby amends the following portion of its Current Report on form 8-K dated February 16, 1994 and filed on February 22, 1994 as follows:

                 1. The two unnumbered pages between pages 56 and 58 of Item 7, Exhibit 28.10 filed with the Company's Current Report on Form 8-K dated February 16, 1994 is replaced by the attached two unnumbered pages.


12-13-1993                                                     ROCKEFELLER CENTER PROPERTIES INC.
                                                                         TOTAL FOR ALL
                                                                           BUILDINGS
          (IN $'000)
                                                                      CASH FLOW PRO FORMA

                              ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
                              1994      1995      1996      1997      1998      1999      2000      2001      2002      2003
                              ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
INCOME:
  OFFICE SPACE               127,108   152,465   162,492   168,804   183,610   188,766   197,567   205,371   206,736   208,682
  RETAIL SPACE                25,930    30,772    31,468    31,621    32,227    32,996    35,209    36,589    38,208    38,506
  STORAGE SPACE                5,064     3,525     3,561     3,573     3,636     3,818     4,124     4,376     4,458     4,506
  MISC. SPACE                  2,766     2,771     2,767     2,769     2,770     2,773     2,775     2,777     2,915     3,059
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  MINIMUM BASE RENTAL INC.   160,868   189,533   200,288   206,767   222,244   228,352   239,675   249,113   252,317   254,753
  CPI RENTAL ESCALATION          462       516       611       806       957     1,241     1,497     1,875     2,514     3,154
  OVERAGE                      3,090     3,294     3,549     3,827     4,099     4,382     4,038     4,285     4,428     4,755
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
BASE RENTAL INCOME           164,421   193,343   204,448   211,401   227,300   233,975   245,210   255,273   259,259   262,661

  PROPERTY TAX INCOME         15,303     7,177     8,883    11,131    12,976    14,538    15,494    14,768    17,165    19,670
  OPERATING EXPENSE INCOME    35,377    22,492    26,265    33,029    44,470    48,523    51,694    52,379    58,011    63,842
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
GROSS RENTAL INCOME          215,100   223,012   239,596   255,561   284,746   297,037   312,398   322,419   334,435   346,173

  LESS:  VACANCY               8,354     2,992     3,179     3,130     3,433     6,390     4,934     5,267     4,262     4,501
  LESS:  RENT CONCESSIONS     23,252    58,732     3,422     1,131     1,048     2,407     1,881     4,152     1,027       703
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
EFFECTIVE RENTAL INCOME      183,495   161,288   232,995   251,300   280,265   288,239   305,582   313,001   329,146   340,969

  TENANT SERVICE               9,733    10,122    10,628    11,160    11,718    12,304    12,919    13,565    14,243    14,955
  TENANT ELECTRIC             10,717    11,146    11,703    12,288    12,903    13,548    14,225    14,936    15,683    16,467
  DISPLAY WINDOWS                 65        68        71        75        78        82        86        91        95       100
  OTHER MISCELLANEOUS INCO       656       156       164       172       181       190       199       209       220       230
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
EFFECTIVE GROSS INCOME       204,666   182,780   255,561   274,994   305,144   314,362   333,012   341,801   359,387   372,722
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
OPERATING EXPENSE:
  OPERATING & MAINTENANCE     61,243    63,693    66,877    70,221    73,732    77,419    81,290    85,354    89,622    94,103
  UTILITIES                   17,116    17,801    18,691    19,625    20,606    21,637    22,719    23,855    25,047    26,300
  INSURANCE                    1,514     1,575     1,653     1,736     1,823     1,914     2,010     2,110     2,216     2,326
  MANAGEMENT FEE               2,635     2,740     2,877     3,021     3,172     3,331     3,498     3,672     3,856     4,049
  GENERAL & ADMINISTRATIVE     1,364     1,419     1,490     1,564     1,642     1,724     1,811     1,901     1,996     2,096
  REAL ESTATE TAXES           43,455    45,934    48,542    51,285    53,745    56,432    59,254    62,217    65,328    68,594
  GROUND LEASE                   871       882       889       894       899       925       971       979     3,536     3,544
  TENANT SERVICES              6,170     6,417     6,738     7,075     7,428     7,800     8,190     8,599     9,029     9,481
  TENANT ELECTRIC             10,110    10,514    11,040    11,592    12,172    12,780    13,419    14,090    14,795    15,535
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  TOTAL OPERATING EXPENSE    144,478   150,975   158,797   167,014   175,220   183,962   193,161   202,777   215,425   226,027
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET OPERATING INCOME          60,188    31,805    96,764   107,980   129,923   130,400   139,851   139,024   143,962   146,695
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
OTHER EXPENSE:
  TENANT WORK                 81,769     8,664     1,039     1,660     1,574    10,924     5,230     5,869     3,381     3,156
  LEASING COMMISSIONS         24,893     3,410     1,283       623       826     4,510     3,196     4,741     1,803     1,358
  CAPITALIZED EXPENSE         18,797    10,115    14,879    10,992    14,167    20,825    11,775    12,364    12,982    13,631
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NOI BEFORE DEBT SERVICE      -65,271     9,616    79,563    94,705   113,356    94,141   119,650   116,051   125,796   128,550
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========

12-13-1993                                                     ROCKEFELLER CENTER PROPERTIES INC.
                                                                         TOTAL FOR ALL
                                                                           BUILDINGS
          (IN $'000)
                                                                      CASH FLOW PRO FORMA

                              ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
                              2004      2005      2006      2007      2008      2009      2010      2011      2012      2013
                              ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
INCOME:
  OFFICE SPACE               220,511   243,397   249,237   253,219   260,855   282,335   321,584   328,572   332,205   335,950
  RETAIL SPACE                39,748    42,485    43,704    48,003    51,352    56,544    64,496    67,567    69,602    73,090
  STORAGE SPACE                4,802     5,493     5,624     5,932     6,082     6,457     7,330     7,524     7,636     7,970
  MISC. SPACE                  3,211     3,364     3,531     3,706     3,890     4,087     4,292     4,505     4,728     4,963
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  MINIMUM BASE RENTAL INC.   268,272   294,739   302,097   310,861   322,179   349,423   397,701   408,168   414,171   421,974
  CPI RENTAL ESCALATION        3,182     3,260     4,551     6,307     8,052     8,842     9,718    11,227    13,360    15,673
  OVERAGE                      4,982     4,924     5,238     5,584     5,968     6,345     6,522     6,829     7,256     7,755
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
BASE RENTAL INCOME           276,436   302,924   311,885   322,752   336,198   364,610   413,940   426,224   434,787   445,402

  PROPERTY TAX INCOME         19,896    17,420    19,828    22,530    25,018    23,795    19,030    21,321    25,083    28,796
  OPERATING EXPENSE INCOME    65,513    62,801    68,839    75,931    82,423    81,842    74,647    81,319    90,434    99,461
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
GROSS RENTAL INCOME          361,846   383,145   400,551   421,213   443,640   470,248   507,618   528,863   550,304   573,659

  LESS:  VACANCY              13,764     6,350     5,074     6,362     6,670    18,082     7,926     8,057     7,419     7,788
  LESS:  RENT CONCESSIONS     12,208     4,727       988     2,641     2,219    19,270    12,008     2,472     1,916     1,738
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
EFFECTIVE RENTAL INCOME      335,874   372,068   394,490   412,210   434,751   432,896   487,684   518,334   540,970   564,133

  TENANT SERVICE              15,703    16,488    17,313    18,178    19,087    20,041    21,044    22,096    23,201    24,361
  TENANT ELECTRIC             17,291    18,155    19,063    20,016    21,017    22,068    23,171    24,330    25,546    26,823
  DISPLAY WINDOWS                105       110       116       121       127       134       141       148       155       163
  OTHER MISCELLANEOUS INCO       242       254       267       280       294       309       324       341       358       375
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
EFFECTIVE GROSS INCOME       369,215   407,075   431,248   450,806   475,276   475,448   532,364   565,248   590,229   615,855
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
OPERATING EXPENSE:
  OPERATING & MAINTENANCE     98,808   103,749   108,936   114,383   120,102   126,107   132,413   139,033   145,985   153,284
  UTILITIES                   27,615    28,995    30,445    31,967    33,566    35,244    37,006    38,857    40,799    42,839
  INSURANCE                    2,443     2,565     2,693     2,828     2,969     3,118     3,273     3,437     3,609     3,789
  MANAGEMENT FEE               4,251     4,464     4,687     4,921     5,167     5,426     5,697     5,982     6,281     6,595
  GENERAL & ADMINISTRATIVE     2,201     2,311     2,426     2,548     2,675     2,809     2,949     3,097     3,251     3,414
  REAL ESTATE TAXES           72,024    75,625    79,406    83,376    87,545    91,922    96,519   101,345   106,412   111,732
  GROUND LEASE                 3,553     3,562     3,571     3,580     3,590     3,532     3,628     3,636     3,647     3,659
  TENANT SERVICES              9,955    10,452    10,975    11,524    12,100    12,705    13,340    14,007    14,707    15,443
  TENANT ELECTRIC             16,311    17,127    17,983    18,882    19,826    20,818    21,859    22,952    24,099    25,304
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  TOTAL OPERATING EXPENSE    237,160   248,849   261,123   274,009   287,540   301,681   316,683   332,344   348,791   366,060
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET OPERATING INCOME         132,054   158,226   170,125   176,797   187,736   173,767   215,680   232,903   241,437   249,795
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
OTHER EXPENSE:
  TENANT WORK                 38,692     8,945     3,412     5,424     6,624    39,401     9,826     5,247     5,690     5,945
  LEASING COMMISSIONS         21,789     5,319     1,603     3,740     4,158    30,180     5,883     5,327     3,818     2,900
  CAPITALIZED EXPENSE         14,313    15,028    15,780    16,569    17,397    18,267    19,180    20,139    21,146    22,204
                            --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NOI BEFORE DEBT SERVICE       57,261   128,934   149,331   151,064   159,557    85,920   180,792   202,190   210,783   218,746
                            ========  ========  ========  ========  ========  ========  ========  ========  ========  ========


         SIGNATURES



                      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.



                              ROCKEFELLER CENTER PROPERTIES, INC.
                                             (Registrant)



                                   By  /s/RICHARD M. SCARLATA
                                      Name:  Richard M. Scarlata
                                      Title: Senior Vice President
                                             Finance & Administration



         Dated:    March 23, 1994